                                  EXHIBIT 99.2











                            CNA FINANCIAL CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                                 MARCH 31, 2005

                                                                               .
                                                                               .
                                                                               .




                            CNA FINANCIAL CORPORATION
                                TABLE OF CONTENTS
                                 MARCH 31, 2005

                                                                                                      PAGE
                                                                                                      -----
 Supplemental Financial Information                                                                    i
 Restatement for Reinsurance and Equity Investee Accounting                                            ii
 Statements of Operations                                                                              1
 Components of Net Income and Per Share Data                                                           2
 Selected Balance Sheet Data and Statements of Cash Flows Data                                         3
 Claim & Claim Adjustment Expense Reserve Data                                                         4
 Claim & Claim Adjustment Expense Reserve Rollforward                                                  5
 Investments by Segment Aggregation                                                                    6
 Property & Casualty Results of Operations                                                             7
 Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations                   8
 Property & Casualty Operations and Corporate & Other Non-Core Segment - Catastrophe Losses            9
 Analysis of Pretax Net Investment Income                                                              10
 Statutory Data - Preliminary                                                                          11
 Property & Casualty Operations Loss and LAE Ratio Analysis                                            12
 Life & Group Non-Core Segment - GAAP Results of Operations                                            13
 Asbestos Summary by Policyholder Category                                                             14


                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

DEFINITIONS AND PRESENTATION
-----------------------------

- P&C OPERATIONS includes Standard Lines and Specialty Lines.

- LIFE & GROUP NON-CORE segment primarily includes the results of the life and group lines of business that have been sold or placed in run-off.

- CORPORATE & OTHER NON-CORE segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of APMT claims and interest expense on corporate debt.

- PROPERTY AND CASUALTY COMPANIES includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

- Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, acquisition expenses and underwriting expenses.

- In evaluating the results of the Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using GAAP financial results. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of loss, expense and dividend ratios.

- Limited partnerships (LPs) are a relatively small portion of CNA's overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

- On April 30, 2004, CNA completed the sale of its individual life insurance business. The business sold included term, universal and permanent life insurance policies and individual annuity products. CNA's individual long term care and structured settlement businesses were excluded from the sale. As a result of the then pending sale, at March 31, 2004, CNA classified the assets and liabilities of the individual life insurance business as held for sale and recorded a related impairment loss of $569 million pretax ($406 million after-tax). The results of the business sold are included in the Statements of Operations for the three months ended March 31, 2004. As a result of the sale, income statement results for the first quarter 2005 are not comparable to the corresponding 2004 results.

- All amounts are in millions, except for per share and ratio information.

- Certain immaterial differences are due to rounding.

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION


RESTATEMENT FOR REINSURANCE AND EQUITY INVESTEE ACCOUNTING

Subsequent to the issuance of CNA's (the Company) 2004 Form 10-K, the Company revised its accounting for several reinsurance contracts, primarily with a former affiliate, and its equity accounting for that affiliate. The Company will restate its previously reported financial statements as of December 31, 2004, 2003 and 2002 and all related disclosures, as well as its interim financial data for all interim periods of 2004 and 2003, through the filing of a Form 10-K/A. This Financial Supplement reflects the effects of the restatement. The restatement is based upon reconsideration of the Company's accounting for its former equity interest in Accord Re Ltd. (Accord) and for several reinsurance contracts with Accord, but also includes two reinsurance agreements with unaffiliated parties that are immaterial in the aggregate. A subsidiary of The Continental Corporation (TCC) acquired a 49% ownership interest in Accord, a Bermuda company, in 1989 upon Accord's formation. TCC also provided capital support to Accord through a guarantee from a TCC subsidiary. TCC was acquired by the Company in 1995.

Reinsurance relationships with Accord involved both property and casualty assumed reinsurance risks that were written by TCC subsidiaries and 100% ceded to Accord or reinsured from other cedents by Accord. Stop-loss protection in relation to those risks was obtained by Accord from a wholly-owned TCC subsidiary.

All of the Company's reinsurance agreements with Accord relating to property risks were commuted as of year-end 2001, leaving six reinsurance agreements with Accord relating to casualty risks outstanding at that time. As of March 31, 2005 the Company provides no capital support to and has no ownership interest in Accord. During the period of the Company's minority ownership Accord also maintained reinsurance relationships with reinsurers unaffiliated with the Company.

As previously reported the Company continues to respond to various subpoenas, interrogatories and other requests for information received from state and federal regulatory authorities relating to on-going insurance industry investigations of non-traditional insurance products, including finite reinsurance. In the course of complying with these requests the Company conducted a comprehensive review of its finite reinsurance relationships, including contracts with Accord.

The Company accounted for its reinsurance cessions to Accord and related retrocessions from Accord as reinsurance. In connection with the aforementioned review, the Company has now concluded that the reinsurance cession and retrocession should be viewed as a single transaction which does not transfer risk. The restatement corrections apply deposit accounting to the Company's reinsurance cessions to Accord. The restatement corrections also include adjustments to the Company's historical equity method accounting for its ownership and economic interest in Accord, including the effects of applying deposit accounting to certain of Accord's reinsurance contracts with parties other than the Company. The remaining restatement corrections relate to applying deposit accounting to two small reinsurance treaties unrelated to Accord that were previously accounted for using reinsurance accounting.

The impact of this revised accounting results in a reduction to stockholders' equity as of December 31, 2004 of $29 million, or 0.3%, and a decrease in net loss for the three months ended March 31, 2004 of $1 million, or 0.8%. The net loss adjustment has no impact on loss per share for the three months ended March 31, 2004.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED MARCH 31                                                          THREE MONTHS
                                                                                                                       FAV /
                                                                                                                     (UNFAV)
(In millions)                                                      2005                   2004                      % CHANGE
----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

Revenues:
    Net earned premiums                                      $          1,899      $            2,168                   (12)%
    Net investment income                                                 406                     475                   (15)
    Realized investment losses net of
        participating policyholders' and minority interests               (19)                   (458)                   96
    Other revenues                                                         78                      82                    (5)
                                                                ----------------  ----------------------
Total revenues                                                          2,364                   2,267                     4
                                                                ----------------  ----------------------
Claims, benefits and expenses:
    Insurance claims and policyholders' benefits                        1,434                   1,638                    12
    Other operating expenses                                              652                     765                    15
    Interest                                                               37                      35                    (6)
                                                                ----------------  ----------------------
Total claims, benefits and expenses                                     2,123                   2,438                    13
                                                                ----------------  ----------------------
Income (loss) before income tax and minority interest                     241                    (171)                  N/A
Income tax (expense) benefit                                              (56)                     53                   N/A
Minority interest                                                          (7)                     (6)                  (17)
                                                                ----------------  ----------------------
Net income (loss)                                            $            178      $              (124)                 N/A%
                                                                ================  ======================
----------------------------------------------------------------------------------------------------------------------------------


CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
COMPONENTS OF NET INCOME AND PER SHARE DATA


------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED MARCH 31                                                                       THREE MONTHS
                                                                                                                      FAV / (UNFAV)
(In millions, except per share data)                                                        2005        2004             % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET INCOME
    Income before net realized investment losses                                          $     192  $       209          (8)%
    Net realized investment losses net of
        participating policyholders' and minority interests                                     (14)        (333)         96
                                                                                            --------  ---------
Net income (loss)                                                                         $     178  $      (124)         N/A%
                                                                                            ========  =========

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
Basic and diluted earnings (loss) per share available to common stockholders (1)          $    0.63  $     (0.55)         N/A%
                                                                                            ========  =========

Weighted average outstanding common stock and common stock
    equivalents (2)                                                                           256.0        255.9
                                                                                            ========  =========
------------------------------------------------------------------------------------------------------------------------------------

(1) The three months ended March 31, 2005 and 2004 per share results available to common stockholders are reduced by $17 million and $16 million, or $0.07 per share and $0.06 per share, of undeclared preferred stock dividends.


(2) Included in the weighted average shares of common stock for 2004 are the effects of additional common stock equivalents related to the November of 2003 sale of shares to Loews Corporation. The effect of the preferred shares has been included in weighted average shares since issuance. The preferred shares were converted into 32.3 million shares of CNA common stock on April 20, 2004.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
SELECTED BALANCE SHEET DATA AND STATEMENTS OF CASH FLOWS DATA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           MARCH 31, 2005         DECEMBER 31, 2004
(In millions, except per share data)
------------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                          $              62,998   $               62,411
Insurance reserves                                                                                   43,186                   43,653
Debt                                                                                                  2,244                    2,257
Total liabilities                                                                                    53,667                   52,958
Minority interest                                                                                       277                      275
Accumulated other comprehensive income                                                                  346                      650
Total stockholders' equity                                                                            9,054                    9,178

Book value per common share (1)                                                       $               31.88   $                32.43
Book value per common share excluding unrealized
    gain or loss on fixed maturity securities (1)                                     $               30.32   $                29.74

Outstanding shares of common stock (in millions of shares) (2)                                        256.0                    256.0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED
MARCH 31
(In millions)                                                                                   2005                    2004
------------------------------------------------------------------------------------------------------------------------------------

Net cash flows provided by operating activities                                       $                124    $                  37


Net cash flows used by investing activities                                                           (115)                    (441)


Net cash flows provided (used) by financing activities                                                 (11)                     346
                                                                                         -------------------     -------------------


Net cash flows                                                                        $                (2)    $                 (58)
                                                                                         ===================     ===================

------------------------------------------------------------------------------------------------------------------------------------

(1) Book value per common share as of March 31, 2005 and December 31, 2004 excludes $750 million and $750 million of preferred stock (Series H) and $144 million and $127 million of cumulative preferred dividends.

(2) Included in the outstanding shares of common stock for 2004 are the effects of additional common stock equivalents related to the November of 2003 sale of $750 million of convertible preferred shares (Series I) to Loews Corporation. The effect of the preferred shares has been included in weighted average shares since issuance. The preferred shares were Converted into 32.3 million shares of CNA common stock on April 20, 2004.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA

----------------------------------------------------------------------------------------------------------------------------------
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES
(In millions)                            STANDARD LINES          SPECIALTY LINES          P&C OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
As of March 31, 2005
    Gross                                  $14,192                    $ 4,921                    $19,113
    Ceded                                    4,796                      1,566                      6,362
                                           -------                    -------                    -------
    Net                                      9,396                      3,355                     12,751
                                           -------                    -------                    -------

As of December 31, 2004

    Gross                                   14,302                      4,860                     19,162
    Ceded                                    4,994                      1,627                      6,621
                                           -------                    -------                    -------
    Net                                    $ 9,308                    $ 3,233                    $12,541
                                           -------                    -------                    -------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES
                                         LIFE & GROUP             CORPORATE & OTHER        TOTAL OPERATIONS
                                           NON-CORE                    NON-CORE
(In millions)
--------------------------------------------------------------------------------------------------------------------------------
As of March 31, 2005
    Gross                                  $ 3,665                    $ 8,335                    $31,113
    Ceded                                    1,839                      5,295                     13,496
                                           -------                    -------                    -------
    Net                                      1,826                      3,040                     17,617
                                           -------                    -------                    -------

As of December 31, 2004
    Gross                                    3,680                      8,681                     31,523
    Ceded                                    1,856                      5,402                     13,879
                                           -------                    -------                    -------
    Net                                    $ 1,824                    $ 3,279                    $17,644
                                           -------                    -------                    -------
---------------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

-----------------------------------------------------------------------------------------------------------------

PERIOD ENDED MARCH 31                                                          THREE MONTHS
                                                                                  ENDED
(In millions)
-------------------------------------------------------------------------------------------------------------------
Claim & claim adjustment expense reserves, beginning of period
     Gross                                                                        $ 31,523
     Ceded                                                                          13,879
                                                                                  --------
     Net                                                                            17,644
                                                                                  --------


Net incurred claim & claim adjustment expenses                                       1,400


Net claim & claim adjustment expense payments                                       (1,427)
                                                                                  --------

Claim & claim adjustment expense reserves, end of period
     Net                                                                            17,617
     Ceded                                                                          13,496
                                                                                  --------
     Gross                                                                        $ 31,113
                                                                                  ========
-------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
INVESTMENTS BY SEGMENT AGGREGATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                     MARCH 31, 2005                       DECEMBER 31, 2004

(In millions)                                                BOOK VALUE        FAIR VALUE           BOOK VALUE       FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY AND CORPORATE & OTHER NON-CORE:
   Fixed Maturities - Taxable                                 $13,369              $13,467            $15,072          $15,346
   Fixed Maturities - Tax Exempt                                8,225                8,193              7,680            7,800
   Equities                                                       184                  289                232              351
   Short-term                                                   5,569                5,569              3,599            3,600
   Limited Partnership Investments                              1,255                1,255              1,195            1,195
   Mortgage Loans & Other                                          31                   33                 34               26
                                                              -------              -------            -------          -------
      Subtotal                                                 28,633               28,806             27,812           28,318
   Securities Lending Collateral                                1,105                1,105                904              904
                                                              -------              -------            -------          -------
      TOTAL INVESTMENTS                                       $29,738              $29,911            $28,716          $29,222
                                                              -------              -------            -------          -------

LIFE & GROUP NON-CORE:
   Fixed Maturities - Taxable                                 $ 6,686              $ 7,195            $ 6,495          $ 7,124
   Fixed Maturities - Tax Exempt                                1,221                1,259              1,019            1,057
   Equities                                                        61                   79                 88              105
   Short-term                                                     845                  845              1,345            1,345
   Limited Partnership Investments                                378                  378                354              354
   Mortgage Loans & Other                                          24                   10                 23               10
                                                              -------              -------            -------          -------
      Subtotal                                                  9,215                9,766              9,324            9,995
   Securities Lending Collateral                                    6                    6                 14               14
                                                              -------              -------            -------          -------
      TOTAL INVESTMENTS                                       $ 9,221              $ 9,772            $ 9,338          $10,009
                                                              -------              -------            -------          -------


TOTAL INVESTMENTS                                             $38,959              $39,683            $38,054          $39,231
                                                              =======              =======            =======          =======
------------------------------------------------------------------------------------------------------------------------------------


CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY RESULTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                             STANDARD LINES                      SPECIALTY LINES
MARCH 31                                                                     FAV / (UNFAV)                        FAV / (UNFAV)
(In millions)                                           2005        2004      % CHANGE          2005    2004         % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                                 $  1,516   $  1,565         (3)%      $   769    $   710            8%
Net written premiums                                      1,171      1,265         (7)           594        581            2
Net earned premiums                                       1,169      1,258         (7)           573        529            8
Claim and claim adjustment expenses                         830        823         (1)           357        334           (7)
Acquisition expenses                                        246        271          9            115         97          (19)
Underwriting expenses                                       132        152         13             39         43            9
Policyholders' dividends                                      4          9         56              1          2           50
                                                       --------   --------    -------        -------    -------      -------
Underwriting income (loss)                                  (43)         3        N/A             61         53           15
                                                       --------   --------    -------        -------    -------      -------
Net investment income                                       183        138         33             56         62          (10)
Other revenues                                               21         40        (48)            31         25           24
Other expenses                                               26         31         16             28         27           (4)
                                                       --------   --------    -------        -------    -------      -------
Income before income tax, minority interest
    and net realized investment gains (losses)              135        150        (10)           120        113            6
Income tax expense                                          (32)       (34)         6            (36)       (34)          (6)
Minority interest                                            (2)        (2)         -             (5)        (4)         (25)
                                                       --------   --------    -------        -------    -------      -------
Income before net realized investment gains (losses)        101        114        (11)            79         75            5
Realized investment gains (losses)                           (5)        57       (109)             1         20          (95)
Income tax (expense) benefit on realized
    investment gains (losses)                                (3)       (19)        84              2         (7)         129
                                                       --------   --------    -------        -------    -------      -------
Net income                                             $     93   $    152        (39)%      $    82    $    88          (7)%
                                                       ========   ========    =======        =======    =======      =======


FINANCIAL RATIOS

Loss & LAE                                                 71.0%      65.5%                     62.3%      63.1%
Acquisition expense                                        21.0       21.6                      20.1       18.4
Underwriting expense                                       11.4       11.9                       6.8        8.0
Dividends                                                   0.3        0.7                       0.2        0.4
                                                       --------   --------                   -------    -------
Expense ratio, including dividends                         32.7       34.2                      27.1       26.8
                                                       --------   --------                   -------    -------
Combined ratio                                            103.7%      99.7%                     89.4%      89.9%
                                                       ========   ========                   =======    =======
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                     P&C OPERATIONS
MARCH 31                                                                                        FAV / (UNFAV)
(In millions)                                                    2005            2004              % CHANGE
---------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                                       $      2,285    $    2,275                  -%
Net written premiums                                                1,765         1,846                (4)
Net earned premiums                                                 1,742         1,787                (3)
Claim and claim adjustment expenses                                 1,187         1,157                (3)
Acquisition expenses                                                  361           368                 2
Underwriting expenses                                                 171           195                12
Policyholders' dividends                                                5            11                55
                                                             -------------   -----------       -----------
Underwriting income (loss)                                             18            56               (68)
                                                             -------------   -----------       -----------
Net investment income                                                 239           200                20
Other revenues                                                         52            65               (20)
Other expenses                                                         54            58                 7
                                                             -------------   -----------       -----------
Income before income tax, minority interest
    and net realized investment gains (losses)                        255           263                (3)
Income tax expense                                                    (68)          (68)                -
Minority interest                                                      (7)           (6)              (17)
                                                             -------------   -----------       -----------
Income before net realized investment gains (losses)                  180           189                (5)
Realized investment gains (losses)                                     (4)           77              (105)
Income tax (expense) benefit on realized
    investment gains (losses)                                          (1)          (26)               96
                                                             -------------   -----------       -----------
Net income                                                   $        175    $      240               (27)%
                                                             =============   ===========       ===========


FINANCIAL RATIOS

Loss & LAE                                                            68.1%         64.8%
Acquisition expense                                                   20.7          20.6
Underwriting expense                                                   9.9          10.8
Dividends                                                              0.3           0.6
                                                             -------------   -----------
Expense ratio, including dividends                                    30.9          32.0
                                                             -------------   -----------
Combined ratio                                                        99.0%         96.8%
                                                             =============   ===========
-------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS


------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                P&C OPERATIONS               LIFE & GROUP NON-CORE
MARCH 31                                                                                                               FAV / (UNFAV)
(In millions)                                                  2005          2004              2005          2004        % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                      $       1,742   $     1,787       $       166    $      326          (49)%
Insurance claims & policyholders' benefits                       1,187         1,157               234           407           43
Policyholders' dividends                                             5            11                -              6          N/A
Insurance related expenses                                         532           563                61           108           44
Net investment income                                              239           200               106           206          (49)
Other revenues                                                      52            65                33            34           (3)
Other expenses                                                      54            58                14            21           33
                                                         -------------   -----------       -----------    ----------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                     255           263                (4)           24         (117)
Income tax (expense) benefit                                       (68)          (68)                5            (5)         200
Minority interest                                                   (7)           (6)                -             -          N/A
                                                         -------------   -----------       -----------    ----------
Income before net realized investment gains (losses)               180           189                 1            19          (95)
Realized investment gains (losses)                                  (4)           77                (5)         (562)          99
Income tax (expense) benefit on realized
    investment gains (losses)                                       (1)          (26)                2           161          (99)
                                                         -------------   -----------       -----------    ----------
Net income (loss)                                        $         175   $       240       $        (2)   $     (382)          99%
                                                         =============   ===========       ===========    ==========


------------------------------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL DATA                                              P&C OPERATIONS               LIFE & GROUP NON-CORE
PROPERTY & CASUALTY COMPANY INFORMATION                                                                                FAV / (UNFAV)
                                                                                                                         % CHANGE
                                                               2005          2004              2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                                    $      2,285   $     2,275       $       278    $     319           (13) %
Net written premiums                                             1,765         1,846               172          176            (2)
Net earned premiums                                              1,742         1,787               161          166            (3)
Underwriting gain (loss)                                            18            56              (113)        (101)          (12) %

FINANCIAL RATIOS
Loss & LAE                                                        68.1%         64.8%            136.3%       128.5 %
Acquisition expense                                               20.7          20.6              15.7         17.3
Underwriting expense                                               9.9          10.8              18.2         15.0
Dividends                                                          0.3           0.6                 -             -
                                                          ------------  ------------      ------------  -----------
Expense ratio, including dividends                                30.9          32.0              33.9         32.3
                                                          ------------  ------------      ------------  -----------
Combined ratio                                                    99.0%         96.8%            170.2%       160.8 %
                                                          ============  ============      ============  ===========

------------------------------------------------------------------------------------------------------------------------------------



CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS


-----------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                            CORPORATE & OTHER NON-CORE

                                                                                                  FAV /
MARCH 31                                                                                         (UNFAV)
(In millions)                                                      2005          2004           % CHANGE
-----------------------------------------------------------------------------------------------------------------
Net earned premiums                                           $      (9)      $     55            (116)%
Insurance claims & policyholders' benefits                            8             56              86
Policyholders' dividends                                              -              1              N/A
Insurance related expenses                                           11             27              59
Net investment income                                                61             69             (12)
Other revenues                                                       (7)           (17)             59
Other expenses                                                       17             23              26
                                                              ---------       --------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                        9              -              N/A
Income tax (expense) benefit                                          2              1              100
Minority interest                                                     -              -              N/A
                                                              ---------       --------
Income before net realized investment gains (losses)                 11              1              N/A
Realized investment gains (losses)                                  (10)            27             (137)
Income tax (expense) benefit on realized
    investment gains (losses)                                         4            (10)             140
                                                              ---------       --------
Net income (loss)                                             $       5       $     18              (72)%
                                                              =========       ========

-----------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL DATA                                         CORPORATE & OTHER NON-CORE
PROPERTY & CASUALTY COMPANY INFORMATION
                                                                                                  FAV /
                                                                                                (UNFAV)
                                                                   2005          2004          % CHANGE
-----------------------------------------------------------------------------------------------------------------
Gross written premiums                                        $      252      $    637            (60)%
Net written premiums                                                 (20)          (16)           (25)
Net earned premiums                                                   (8)           71           (111)
Underwriting gain (loss)                                             (27)          (28)              4%

FINANCIAL RATIOS
Loss & LAE                                                         (85.6)%        102.4%
Acquisition expense                                                (29.1)          29.6
Underwriting expense                                              (100.7)           9.3
Dividends                                                              -              -
                                                              ----------       --------
Expense ratio, including dividends                                (129.8)           38.9
                                                              ----------       --------
Combined ratio                                                    (215.4)%        141.3%
                                                              ==========       ========
-----------------------------------------------------------------------------------------------------------------


CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS


-----------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                               TOTAL OPERATIONS
MARCH 31                                                                                    FAV / (UNFAV)
(In millions)                                                  2005           2004           % CHANGE
-----------------------------------------------------------------------------------------------------------
Net earned premiums                                         $  1,899       $   2,168              (12)%
Insurance claims & policyholders' benefits                     1,429           1,620               12
Policyholders' dividends                                           5              18               72
Insurance related expenses                                       604             698               13
Net investment income                                            406             475              (15)
Other revenues                                                    78              82               (5)
Other expenses                                                    85             102               17
                                                            --------       ---------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                   260             287                9
Income tax (expense) benefit                                     (61)            (72)              15
Minority interest                                                 (7)             (6)             (17)
                                                            --------       ---------
Income before net realized investment gains (losses)             192             209               (8)
Realized investment gains (losses)                               (19)           (458)              96
Income tax (expense) benefit on realized
    investment gains (losses)                                      5             125              (96)
                                                            --------       ---------
Net income (loss)                                           $    178       $    (124)             N/A%
                                                            --------       ---------


-----------------------------------------------------------------------------------------------------------
OTHER FINANCIAL DATA                                            TOTAL OPERATIONS
PROPERTY & CASUALTY COMPANY INFORMATION
                                                                                          FAV / (UNFAV)
                                                               2005           2004          % CHANGE
-----------------------------------------------------------------------------------------------------------
Gross written premiums                                      $  2,815       $   3,231             (13)%
Net written premiums                                           1,917           2,006              (4)
Net earned premiums                                            1,895           2,024              (6)
Underwriting gain (loss)                                        (122)            (73)            (67)%

FINANCIAL RATIOS
Loss & LAE                                                      74.6 %          71.3 %
Acquisition expense                                             20.5            20.7
Underwriting expense                                            11.0            11.0
Dividends                                                        0.3             0.6
                                                            --------       ---------
Expense ratio, including dividends                              31.8            32.3
                                                            --------       ---------
Combined ratio                                                 106.4 %         103.6 %
                                                            ========       =========
-------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS AND CORPORATE & OTHER NON-CORE SEGMENT - CATASTROPHE LOSSES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CORPORATE & OTHER
CATASTROPHE LOSSES (PRETAX)                  STANDARD LINES     SPECIALTY LINES     P&C OPERATIONS          NON-CORE          TOTAL
(In millions)
------------------------------------------------------------------------------------------------------------------------------------


Three months ended March 31, 2005         $  1                $  -               $  1                $  -                  $  1



Three months ended March 31, 2004         $  6                $  2               $  8                $  -                  $  8


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CATASTROPHE LOSSES (AFTER-TAX)               STANDARD LINES     SPECIALTY LINES     P&C OPERATIONS     CORPORATE & OTHER      TOTAL
                                                                                                            NON-CORE
(In millions)
------------------------------------------------------------------------------------------------------------------------------------



Three months ended March 31, 2005         $  1                $  -              $   1               $   -                 $   1



Three months ended March 31, 2004         $  4                $  1              $   5                $  -                  $  5


------------------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME

------------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                                      STANDARD LINES
------------------------------------------------------------------------------------------------------------------------------------
                                                       1Q04      2Q04      3Q04             4Q04      YTD 2004      1Q05
                                                       -----     -----     -----            -----     ---------     -----
Limited partnership income                           $   37     $  13     $  12            $   39      $   101       $   42
Interest on funds withheld and other deposits           (38)      (43)      (44)              (70)        (195)         (18)
Income from trading securities                            -         -         -                 1            1            1
Other investment income                                 139       149       157               144          589          158
                                                     -------------------------------------------------------------------------------
Net investment income                                $  138     $ 119     $ 125            $  114      $   496       $  183
                                                     ===============================================================================

                                                     -------------------------------------------------------------------------------
                                                                                   SPECIALTY LINES
                                                     -------------------------------------------------------------------------------
                                                       1Q04      2Q04      3Q04             4Q04      YTD 2004      1Q05
                                                       -----     -----     -----            -----     ---------     -----
Limited partnership income                           $  13      $  5      $   4            $    14     $   36        $   13
Interest on funds withheld and other deposits           (2)       (2)        (3)                (7)       (14)          (12)
Income from trading securities                           -         -          -                  -          -             -
Other investment income                                 51        56         60                 57        224            55
                                                     -------------------------------------------------------------------------------
Net investment income                                $  62      $ 59      $  61            $    64     $  246        $   56
                                                     ===============================================================================

                                                     -------------------------------------------------------------------------------
                                                                                    P&C OPERATIONS
                                                     -------------------------------------------------------------------------------
                                                       1Q04       2Q04      3Q04             4Q04      YTD 2004      1Q05
                                                       -----     -----     -----            -----     ---------     -----
Limited partnership income                           $  50      $  18     $  16            $    53     $  137        $   55
Interest on funds withheld and other deposits          (40)       (45)      (47)               (77)      (209)          (30)
Income from trading securities                           -          -         -                  1          1             1
Other investment income                                190        205       217                201        813           213
                                                     -------------------------------------------------------------------------------
Net investment income                                $ 200      $ 178     $ 186            $   178     $  742        $  239
                                                     ===============================================================================

                                                     -------------------------------------------------------------------------------
                                                                                 LIFE & GROUP NON-CORE
                                                     -------------------------------------------------------------------------------
                                                       1Q04      2Q04      3Q04               4Q04      YTD 2004      1Q05
                                                       -----     -----     -----              -----     ---------     -----
Limited partnership income                           $    9     $   6     $   3            $    11     $   29        $    9
Interest on funds withheld and other deposits             -         -         -                  -          -             -
Income from trading securities                           20        13       (20)                96        109           (31)
Other investment income                                 177       123       126                128        554           128
                                                     -------------------------------------------------------------------------------
Net investment income                                $  206     $ 142     $ 109            $   235     $  692        $  106
                                                     ===============================================================================

                                                     -------------------------------------------------------------------------------
                                                                              CORPORATE & OTHER NON-CORE
                                                     -------------------------------------------------------------------------------
                                                       1Q04      2Q04      3Q04               4Q04      YTD 2004      1Q05
                                                       -----     -----     -----              -----     ---------     -----
Limited partnership income                           $   16     $   6     $   6            $    18     $   46        $   15
Interest on funds withheld and other deposits            (8)      (10)       (7)               (27)       (52)           (9)
Income from trading securities                           -          -         -                  -          -             -
Other investment income                                  61        65        67                 59        252            55
                                                     -------------------------------------------------------------------------------
Net investment income                                $   69     $  61     $  66            $    50     $  246        $   61
                                                     ===============================================================================

                                                     -------------------------------------------------------------------------------
                                                                                    TOTAL OPERATIONS
                                                     -------------------------------------------------------------------------------
                                                       1Q04      2Q04      3Q04               4Q04      YTD 2004      1Q05
                                                       -----     -----     -----              -----     ---------     -----
Limited partnership income                           $   75     $  30     $  25            $    82     $  212        $   79
Interest on funds withheld and other deposits           (48)      (55)      (54)              (104)      (261)          (39)
Income from trading securities                           20        13       (20)                97        110           (30)
Other investment income                                 428       393       410                388      1,619           396
                                                     -------------------------------------------------------------------------------
Net investment income                                $  475     $ 381     $ 361            $   463     $1,680        $  406
                                                     ===============================================================================

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATUTORY DATA - PRELIMINARY

--------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED MARCH 31                                                   THREE MONTHS
INCOME STATEMENT                                         (PRELIMINARY)                                              FAV / (UNFAV)
(In millions)                                                2005                        2004                        % CHANGE
--------------------------------------------------------------------------------------------------------------------------------
 PROPERTY & CASUALTY COMPANIES
   Gross written premiums                        $                    2,527     $                 2,910                  (13)%
   Net written premiums                                               1,802                       1,868                   (4)

   Net earned premiums                                                1,631                       1,750                    7
   Claim and claim adjustment expenses                                1,256                       1,285                    2
   Acquisition expenses                                                 334                         348                    4
   Underwriting expenses                                                237                         230                   (3)
   Policyholders' dividends                                               5                          13                   62
                                                    ------------------------      ----------------------
   Underwriting loss                                                   (201)                       (126)                 (60)
   Net investment income (1)                                            833                         308                  170
   Other revenues/expenses                                              (37)                        (52)                  29
   Income tax expense                                                   (43)                       (113)                  62
   Net realized gains                                                    22                         166                  (87)
                                                    ------------------------      ----------------------
   Net income                                    $                      574     $                   183                  N/A %
                                                    ========================      ======================

FINANCIAL RATIOS
    Loss and LAE                                                       77.0 %                      73.4 %
    Acquisition expense                                                18.5                        18.6
    Underwriting expense                                               13.2                        12.4
    Policyholders' dividends                                            0.3                         0.7
                                                    ------------------------      ----------------------
    Expense ratio                                                      32.0                        31.7
                                                    ------------------------      ----------------------
    Combined ratio                                                    109.0 %                     105.1 %
                                                    ========================      ======================

LIFE COMPANIES
    Earned premium                               $                        4      $                  455

--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL STATUTORY DATA
                                                       (PRELIMINARY)               DECEMBER 31, 2004
(In millions)                                          MARCH 31, 2005
--------------------------------------------------------------------------------------------------------------------------------
 PROPERTY & CASUALTY COMPANIES
    Statutory surplus (2)                        $                    7,117     $                 6,999

 LIFE COMPANIES
   Statutory surplus                             $                      717     $                 1,177
   Gross life insurance in force                                     56,421                      56,645

--------------------------------------------------------------------------------------------------------------------------------


(1) Includes $500 million of dividends from CCC's life subsidiary, Continental Assurance Company.

(2) Surplus includes the Property & Casualty Companies' equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS
LOSS AND LAE RATIO ANALYSIS


                                                        ---------------------------------------------------------------------------
                                                                                      STANDARD LINES
                                                        ---------------------------------------------------------------------------

                                                               2005 YTD                  2004 FY                 2004 YTD
                                                             EVALUATED AT              EVALUATED AT            EVALUATED AT
                                                                 03/31                  12/31/04                 03/31/05
                                                        ---------------------------------------------------------------------------
Gross Accident Year                                                      63.0  %                    67.2 %                  65.5 %
     Impact of Reinsurance                                                1.4                        2.0                     2.6
                                                        ----------------------    -----------------------      ------------------
Net Accident Year                                                        64.4                       69.2                    68.1 %
                                                                                                               ==================
     Impact of Corporate Covers                                           1.1                       (0.2)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance                       5.5                        1.7
                                                        ----------------------    -----------------------
Net Calendar Year                                                        71.0  %                    70.7 %
                                                        ======================    =======================



                                                        --------------------------------------------------------------------------
                                                                                    SPECIALTY LINES
                                                        --------------------------------------------------------------------------

                                                               2005 YTD                  2004 FY                 2004 YTD
                                                             EVALUATED AT              EVALUATED AT            EVALUATED AT
                                                                 03/31                  12/31/04                 03/31/05
                                                        --------------------------------------------------------------------------

Gross Accident Year                                                      59.9  %                    64.1 %                  59.6 %
     Impact of Reinsurance                                               (0.9)                      (0.6)                    0.1
                                                        ----------------------    -----------------------      ------------------
Net Accident Year                                                        59.0                       63.5                    59.7 %
                                                                                                               ==================
     Impact of Corporate Covers                                          (2.2)                       0.9
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance                       5.5                       (1.1)
                                                        ----------------------    -----------------------
Net Calendar Year                                                        62.3  %                    63.3 %
                                                        ======================    =======================

                                                        --------------------------------------------------------------------------


                                                        --------------------------------------------------------------------------
                                                                                       P&C OPERATIONS
                                                        --------------------------------------------------------------------------

                                                               2005 YTD                  2004 FY                 2004 YTD
                                                             EVALUATED AT              EVALUATED AT            EVALUATED AT
                                                                 03/31                  12/31/04                 03/31/05
                                                        --------------------------------------------------------------------------

Gross Accident Year                                                      62.0  %                    66.3 %                  63.7 %
     Impact of Reinsurance                                                0.5                        1.1                     1.7
                                                        ----------------------    -----------------------      ------------------
Net Accident Year                                                        62.5                       67.4                    65.4 %
                                                                                                               ==================
     Impact of Corporate Covers                                             -                        0.2
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance                       5.6                        0.8
                                                        ----------------------    -----------------------
Net Calendar Year                                                        68.1  %                    68.4 %
                                                        ======================    =======================

                                                        --------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE SEGMENT - GAAP RESULTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED
MARCH 31, 2005
                                                          LIFE & GROUP NON-CORE
                                                           EXCLUDING BUSINESSES     LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP NON-
(In millions)                                                    SOLD (1)             BUSINESSES SOLD (2)       CORE AS REPORTED
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                     $                    163  $                      3     $            166
Insurance claims & policyholders' benefits                                   233                         1                  234
Policyholders' dividends                                                      (1)                        1                    -
Insurance related expenses                                                    31                        30                   61
Net investment income                                                        104                         2                  106
Other revenues                                                                23                        10                   33
Other expenses                                                                15                        (1)                  14
                                                           ----------------------    ----------------------      ---------------
Income (loss) before income tax and net realized
  investment losses                                                           12                       (16)                  (4)
Income tax benefit                                                             -                         5                    5
                                                           ----------------------    ----------------------      ---------------
Income (loss) before net realized investment losses                           12                       (11)                   1
Realized investment losses                                                    (5)                        -                   (5)
Income tax benefit on realized investment losses                               2                         -                    2
                                                           ----------------------    ----------------------      ---------------
Net income (loss)                                       $                      9  $                    (11)    $             (2)
                                                           ======================    ======================      ===============

-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED
MARCH 31, 2004
                                                          LIFE & GROUP NON-CORE
                                                           EXCLUDING BUSINESSES     LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP NON-
(In millions)                                                    SOLD (1)             BUSINESSES SOLD (2)(3)     CORE AS REPORTED
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                      $                   187   $                   139     $            326
Insurance claims & policyholders' benefits                                   284                       123                  407
Policyholders' dividends                                                       -                         6                    6
Insurance related expenses                                                    45                        63                  108
Net investment income                                                        154                        52                  206
Other revenues                                                                16                        18                   34
Other expenses                                                                14                         7                   21
                                                           ----------------------    ----------------------      ---------------
Income before income tax and net realized
  investment gains (losses)                                                   14                        10                   24
Income tax expense                                                            (2)                       (3)                  (5)
                                                           ----------------------    ----------------------      ---------------
Income before net realized investment gains (losses)                          12                         7                   19
Realized investment gains (losses)                                             5                      (567)                (562)
Income tax (expense) benefit on realized investment
  gains (losses)                                                              (1)                      162                  161
                                                           ----------------------    ----------------------      ---------------
Net income (loss)                                        $                    16   $                  (398)    $           (382)
                                                           ======================    ======================      ===============
-----------------------------------------------------------------------------------------------------------------------------------

(1) Retained life and group businesses principally include group and individual long term care, structured settlements and institutional markets.

(2) Life and group businesses sold include group, individual life, CNA Trust, and specialty medical. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

(3) For the three months ended March 31, 2004, net realized investment losses for Life & Group Non-Core businesses sold include a pretax impairment loss of $569 million ($406 million after-tax) related to the individual life business.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ASBESTOS SUMMARY BY POLICYHOLDER CATEGORY

---------------------------------------------------------------------------------------------------------------------------------

MARCH 31, 2005
                                                                     NET PAID            NET ASBESTOS          PERCENT OF
                                                 NUMBER OF          LOSSES IN 2005         RESERVES            ASBESTOS NET
                                               POLICYHOLDERS        (IN MILLIONS)        (IN MILLIONS)           RESERVES
---------------------------------------------------------------------------------------------------------------------------------
POLICYHOLDERS WITH SETTLEMENT AGREEMENTS
   Structured Settlements                                  13   $                18   $             158                    10 %
   Wellington                                               4                     1                  17                     1
   Coverage in Place                                       33                     5                  71                     4
   Fibreboard                                               1                     -                  54                     3
                                           -------------------     -----------------    ----------------   -------------------
TOTAL WITH SETTLEMENT AGREEMENTS                           51                    24                 300                    18


OTHER POLICYHOLDERS WITH ACTIVE ACCOUNTS
   Large Asbestos Accounts                                184                    20                 360                    22
   Small Asbestos Accounts                              1,084                     8                 132                     8
                                           -------------------     -----------------    ----------------   -------------------
TOTAL OTHER POLICYHOLDERS                               1,268                    28                 492                    30


ASSUMED REINSURANCE & POOLS                                                       1                 147                     9


UNASSIGNED IBNR (1)                                                                                 696                    43


                                           -------------------     -----------------    ----------------   -------------------
TOTAL                                                   1,319   $                53   $           1,635                   100 %
                                           ===================     =================    ================   ===================

---------------------------------------------------------------------------------------------------------------------------------


(1)  IBNR includes claims that are incurred but not reported.